UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 5, 2004

COMMISSION FILE NUMBER: 333-102885

THE BRICKMAN GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	23-2949247
(State of incorporation)	(I.R.S. Employer Identification No.)

18227 Flower Hill Way, Suite D Gaithersburg, Maryland	20879
(Address of Principal Executive Offices)	(Zip Code)

(301) 987-9200

(Registrant’s Telephone Number, Including Area Code)

375 South Flowers Mill Road

Langhorne, Pennsylvania 19047

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On November 5, 2004, the Registrant issued its earnings release for the quarter ended September 30, 2004. The earnings release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 8.01.	Other Events

The address of the Registrant’s principal executive offices has changed from 375 South Flowers Mill Road, Langhorne, Pennsylvania 19047 to 18227 Flower Hill Way, Suite D, Gaithersburg, Maryland 20879.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

The Brickman Group, Ltd. (Registrant)

Date: November 5, 2004

/s/ Charles B. Silcox
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.22	Lease Agreement, dated as of September 26, 2003, by and among Pettit Commercial Properties, LLC and The Brickman Group, Ltd. regarding property located in Gaithersburg, Maryland.

99.1	The Brickman Group, Ltd. press release dated November 5, 2004.